Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 1999
Current Due Period Ending                           Jul 31, 1999
Prior Distribution Date                             Jul 14, 1999
Distribution Date                                   Aug 13, 1999

Beginning Trust Principal Receivables           4,131,498,693.96
Average Principal Receivables                   4,130,593,246.88
FC&A Collections (Includes Recoveries)             63,953,339.31
Principal Collections                             126,063,460.22
Additional Balances                                54,118,984.50
Net Principal Collections                          71,944,475.72
Defaulted Amount                                   29,430,452.81
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,891,023.00

Beginning Participation Invested Amount           716,852,897.00
Beginning Participation Unpaid Principal          716,852,896.99
Balance
Ending Participation Invested Amount              699,259,561.89
Ending Participation Unpaid Principal Balance     699,259,561.88

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.239%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 716,852,897.00
Numerator for Fixed Allocation                    734,740,691.87
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Applicable Allocation Percentage                        17.3547%
Investor FC&A Collections                          11,098,923.04

Series Participation Interest Default Amount
Numerator for Floating Allocation                 716,852,897.00
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)
Floating Allocation Percentage                          17.3547%
Series Participation Interest Default Amount        5,107,572.71


Principal Allocation Components
Numerator for Floating Allocation                 716,852,897.00
Numerator for Fixed Allocation                    734,740,691.87
Denominator - Max(Sum of Numerators, Principal  4,130,593,246.88
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.5000%
(c) Rate Sufficient to Cover Interest, Yield             5.5534%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          716,852,896.99
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      3,882,953.19

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          17,593,335.11
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      12,485,762.40
or e]
(b) prior to Accelerated Amort. Date or not        12,485,762.40
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      17.3547%
(d) Net Principal Collections                      71,944,475.72
(e) after Accelerated Amort Date or Early Amort    22,423,886.46
Period, [f*g]
(f) Fixed Allocation Percentage                         17.7878%
(g) Collections of Principal
                                                  126,063,460.22

(h) Minimum Principal Amount, [Min(i,l)]           10,663,191.02
(i)  Floating Allocation Percentage of             21,877,960.69
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 15,770,763.73 Interest Invested Amount
(k) Series Participation Interest Net Default       5,107,572.71
Payment Amount
(l)  the excess of (j) over (k)                    10,663,191.02

(m) Series Participation Interest Net Default       5,107,572.71
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    11,098,923.04
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,882,953.19
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        5,107,572.71
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,194,754.83
Excess [Sec. 4.11(a)(vi)]                             913,642.31

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1997-2

Owner Trust
Calculations
Due Period        Jul 31, 1999

Ending
Payment Date      Aug 16, 1999



Calculation of

Interest Expense


Index (LIBOR)        5.180000%

Accrual end       Aug 16, 1999     Jul 15,         32

date, accrual                         1999
beginning date
and days in
Interest Period
                     Class A-1   Class A-2  Class A-3    Class B
Certificat    Overcoll

     es      Amount
Beginning Unpaid   411,845,430  48,000,000 90,000,000 57,000,000
42,000,000  68,007,467
Principal
Balance
Previously                0.00        0.00       0.00       0.00
   0.00
unpaid
interest/yield
Spread to index          0.18%       0.29%      0.40%      0.65%
  1.00%
Rate (capped at      5.360000%   5.470000%  5.580000%  5.830000%
6.180000%
12.5%, 14%, 14%,
14%, 15%)
Interest/Yield       1,962,215     233,387    446,400    295,387
230,720
Payable on the
Principal
Balance
Interest on               0.00        0.00       0.00       0.00
   0.00
previously
unpaid
interest/yield
Interest/Yield       1,962,215     233,387    446,400    295,387
230,720
Due
Interest/Yield       1,962,215     233,387    446,400    295,387
230,720
Paid


Summary



Beginning

Security Balance   411,845,430  48,000,000 90,000,000 57,000,000
42,000,000  68,007,467
Beginning

Adjusted Balance   411,845,430  48,000,000 90,000,000 57,000,000
42,000,000
Principal Paid                        0.00       0.00       0.00
   0.00        0.00
                    17,742,679
Ending Security

Balance            394,102,751  48,000,000 90,000,000 57,000,000
42,000,000  68,156,811
Ending Adjusted

Balance            394,102,751  48,000,000 90,000,000 57,000,000
42,000,000
Ending
6.0064%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance

                   363,614,972  46,281,429 89,185,172 58,622,235
50,570,404
Minimum Adjusted

Balance                         16,000,000 30,000,000 19,000,000
14,000,000  17,000,000
Certificate

Minimum Balance
7,063,221
Ending OC Amount

as Holdback
         51,000,000
Amount
Ending OC Amount

as Accelerated
         17,156,811
Prin Pmts


Beginning Net             0.00        0.00       0.00       0.00
   0.00        0.00
Charge offs
Reversals                 0.00        0.00       0.00       0.00
   0.00        0.00
Charge offs               0.00        0.00       0.00       0.00
   0.00        0.00
Ending Net                0.00        0.00       0.00       0.00
   0.00        0.00
Charge Offs


Interest/Yield      $2.1515512  $4.8622223 $4.9600000 $5.1822223
$5.4933333
Paid per $1000
Principal Paid     $19.4546924  $0.0000000 $0.0000000 $0.0000000
$0.0000000
per $1000




Series 1997-2  Owner Trust Calculations
Due Period                                             July 1999
Payment Date                                        Aug 16, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       17,593,335.11
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         149,344.35

Series Participation Interest Monthly Interest      3,882,953.19

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,962,214.67
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           233,386.67
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           446,400.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             295,386.67
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        230,720.00
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-     17,593,335.11
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt                 0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance         149,344.35
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             565,500.83
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt             0.00
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total                0.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback             0.00
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00